UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 30, 2009


                            FEDERAL TRUST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                      001-31724                59-2935028
----------------------------     ----------------------     --------------------
(State or other jurisdiction     Commission File Number     (I.R.S. Employer
 of incorporation)                                           Identification No.)

          312 West First Street
            Sanford, Florida                                       32771
----------------------------------------                         ----------
(address of principal executive offices)                         (zip code)

                                 (407) 323-1833
              -----------------------------------------------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS

     This current report contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning.

     These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

     o general economic conditions, either nationally or in our market areas, that are worse than expected;

     o changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

     o    competition among depository and other financial institutions;

     o inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

     o    adverse changes in the securities markets; and

     o    changes in our organization, compensation and benefit plans.

     Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of ListinG
               -------------------------------------------------------------

     On April 30, 2009, Federal Trust Corporation (the "Company") received notice from the Financial Industry Regulatory Authority indicating that, pursuant to NASD Rule 6350, unless the Company files its Annual Report in Form 10-K for the year ended December 31, 2008 with the U.S. Securities and Exchange Commission by May 18, 2009, the Company's common stock will be removed from quotation on the OTC Bulletin Board.

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     Although the Company is in the process of preparing the required Annual
Report, the Company does not know at this time if it will make such filing before the May 18, 2009 deadline for its common stock to remain quoted on the OTC Bulletin Board.

ITEM 9.01.     Financial Statements and Exhibits
               ---------------------------------

     None.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2009
                                            Federal Trust Corporation
                                            (Registrant)


                                            By: \s\ Dennis T. Ward
                                                --------------------------------
                                                Dennis T. Ward
                                                President and
                                                Chief Executive Officer

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